June 30, 2001

BERGER INSTITUTIONAL
PRODUCTS TRUST
SEMI-ANNUAL REPORT

[BERGER FUNDS LOGO]

BERGER IPT-SMALL COMPANY GROWTH FUND

This report reflects the financial position of the Fund at June 30, 2001 and the results of operations and changes in its net assets for the periods indicated.
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       Berger IPT - Small Company Growth Fund                                  3

       Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

Table of Contents
--------------------------------------------------------------------------------

BERGER IPT-SMALL COMPANY GROWTH FUND

Portfolio Manager Commentary ...................................................      4

Schedule of Investments ........................................................      5

FINANCIAL STATEMENTS AND NOTES

Statement of Assets and Liabilities ............................................      8

Statement of Operations ........................................................      9

Statements of Changes in Net Assets ............................................     10

Notes to Financial Statements ..................................................     11

FINANCIAL HIGHLIGHTS ...........................................................     14

This material must be preceded or accompanied by a prospectus. Berger Distributors LLC - Member NASD (2/01)

4

Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

Berger IPT                    Ticker Symbol                                BSCOX
Small Company                 PORTFOLIO MANAGER COMMENTARY         JAY W. TRACEY
Growth Fund                                                   MARK S. SUNDERHUSE
--------------------------------------------------------------------------------

Market Conditions

After a painful first quarter--the fourth consecutive negative quarter for growth investors--the market rebounded slightly in the second quarter. Growth indices generally outperformed value indices, and small cap funds generally outperformed medium and large cap funds. These patterns are typical of past market recoveries and lead us to believe that the second quarter could mark the beginning of a recovery trend.

The precipitous slowdown in the economy, especially in the technology and communications sectors, continued to bring down the market during the first three months of this reporting period. But the general investing environment brightened somewhat in the last three months. Heavy selling pressure dissipated after early April, and the monetary environment improved because of a series of significant Federal Reserve interest rate cuts this year. At some point, we expect this to have a stimulative effect on the economy. So far, lower rates have positively impacted the consumer side of the economy, particularly housing. Manufacturing hasn't yet seen much impact from the lower rates, and capital spending remains especially weak. Although the corporate profits picture has continued to worsen, the economy is showing some signs of stabilizing. Manufacturing is still contracting, but at a slower rate, which leads us to believe we may be closer to a turning point.

Fund Performance

Although the Berger IPT-Small Company Growth Fund (the "Fund") finished the second quarter with a strong gain, it was not enough to overcome the first quarter's negative return. The Fund was down 15.87%(1) for the six-month period ended June 30, 2001, compared with a 6.94% increase in its benchmark, the Russell 2000 Index.(2)

Technology, the Fund's worst-performing sector in the first quarter, was a positive contributor to performance in the second quarter. The fundamentals of some software companies have remained relatively healthy. Quest Software, Inc., a maker of database management software, showed strong gains in both quarters. Portal Software, Inc., however, missed estimates because of a slowdown in new contracts and was sold. Semiconductor and semiconductor equipment companies rebounded in the second quarter on anticipation of an economic recovery. Cree, Inc., a leader in light-emitting diode (LED) displays, performed well in the second quarter, but its six-month return was in negative territory. Advanced Energy Industries, Inc., a company with strong fundamentals that was a casualty of the tech sector's fallout, had a strong bounce as investors recognized that it was undervalued. Storage was the most disappointing area within technology. Server appliance manufacturer Tricord Systems, Inc. in particular suffered from new product delays.

The Fund's primary healthcare focus continues to be biotechnology. Biotechnology stocks, including Invitrogen Corp. and MiniMed, Inc., performed poorly in the first quarter and strongly in the second quarter. Invitrogen manufactures supplies used in drug development. MiniMed, acquired by Medtronic, Inc., was sold.

Energy dampened the Fund's performance. We continue to believe in the long-term prospects for natural gas but were disappointed by some companies performance. For example, Pride International, Inc. performed well until announcing an acquisition that changed its business profile and diminished our assessment of its longer-term potential.

In telecommunications, we added new positions in wireless services, including AirGate PCS, Inc., an affiliate of Sprint PCS. The services industry is highly competitive, however, and these stocks dragged down performance. We expect the market to begin differentiating between companies that have solid fundamentals and those that do not. For example, Allegiance Telecom, Inc. posted strong results and is well capitalized, but we believe the stock price does not reflect its better competitive position versus other carriers.

In specialty retail, our confidence in and patience with companies with strong concepts but weak near-term fundamentals paid off: After a disappointing first quarter, organic foods retailer Whole Foods Market, Inc. posted strong numbers in the second quarter. Pacific Sunwear of California, Inc., however, suffered from merchandising issues and increased competition. We added Coach, Inc. to the portfolio in the second quarter. The accessory manufacturer's commitment to increasing retail distribution and expanding product lines shows very strong prospects.

Outlook

On the basis of the average length of past economic downturns and a positive monetary environment, we believe we may be close enough to a recovery in the economy that the stock market can make gradual progress from here. We cannot forecast how soon or how fast the economy will recover, nor can we predict how robust the stock market's rebound will be. We think it is prudent to assume that the recovery will be more moderate, and it will take longer for the market averages, especially the Nasdaq, to reach new highs than it took following the down cycles of the 1990s. We will continue to focus on the individual merits of each stock. Our goal remains to be positioned in companies with strong fundamentals and long-term earnings potential.


Past performance is no guarantee of future results.

(1)The Fund's recent performance has sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Investment return and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total return and total return measure change in the value of an investment in the Fund assuming the reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. Investments in small companies may involve greater risks, including price volatility, and rewards than investments in larger companies. Portfolio holdings and composition are subject to change.

(2)The Russell 2000 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 2,000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small-company stocks. One cannot invest directly in an index.

       Berger IPT - Small Company Growth Fund                                  5

       Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger IPT-Small Company Growth Fund

Comparison of Change in Value of Berger IPT-Small Company Growth
Fund vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001
One Year                                 (33.92)%
Five Year                                 11.92%
Life of Fund (5/1/96)                     12.63%

Berger IPT-Small Company Growth Fund   $18,491
Russell 2000 Index                     $15,781

[GRAPH]

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (99.15%)
Building - Construction Products/Miscellaneous (1.11%)
      21,670     Insituform Technologies,Inc. -
                 Class A*                                          $     790,955
                                                                   -------------

Commercial - Leasing Companies (0.84%)
      23,180     United Rentals, Inc.*                                   601,521
                                                                   -------------

Commercial Services - Miscellaneous (4.04%)
      68,610     The Corporate Executive Board Co.*                    2,881,620
                                                                   -------------

Computer - Integrated System (0.41%)
       6,940     Cerner Corp.*                                           291,480
                                                                   -------------

Computer - Manufacturers (0.46%)
      46,560     Concurrent Computer Corp.*                              325,920
                                                                   -------------

Computer - Networking (1.31%)
      46,780     McDATA Corp. - Class A*                                 821,010
      40,970     Tricord Systems, Inc.*                                  111,028
                                                                   -------------
                                                                         932,038
                                                                   -------------

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (99.15%) - continued
Computer - Optical Recognition (1.21%)
      22,720     Optimal Robotics Corp.*                           $     863,360
                                                                   -------------

Computer - Peripheral Equipment (0.68%)
      15,150     NYFIX,Inc.*                                             484,042
                                                                   -------------

Computer - Services (1.33%)
      23,310     Photon Dynamics,Inc.*                                   629,370
      18,960     StorageNetworks, Inc.*                                  322,130
                                                                   -------------
                                                                         951,500

Computer Software - Educational/Entertainment (0.46%)
       5,510     THQ, Inc.*                                              328,561
                                                                   -------------

Computer Software - Enterprise (6.05%)
      21,790     Aspen Technology, Inc.*                                 527,318
      31,920     Manugistics Group, Inc.*                                801,192
      28,520     Nuance Communications, Inc.*                            513,930
      24,910     SeaChange International, Inc.*                          449,127
      25,280     SmartForce PLC - Spon. ADR*                             890,614
      21,200     SpeechWorks International, Inc.*                        332,840
      23,630     Ulticom, Inc.*                                          798,694
                                                                   -------------
                                                                       4,313,715
                                                                   -------------

6

Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

Berger IPT-
Small Company
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (99.15%) - continued
Computer Software - Finance (1.47%)
      16,490     Advent Software,Inc.*                             $   1,047,115
                                                                   -------------

Computer Software - Security (0.50%)
       7,420     Internet Security Systems, Inc.*                        360,315
                                                                   -------------
Electrical - Equipment (1.51%)

      11,050     AstroPower, Inc.*                                       576,147
      22,670     Capstone Turbine Corp.*                                 500,780
                                                                   -------------
                                                                       1,076,927
                                                                   -------------

Electronics - Laser Systems/Components (0.61%)
      17,270     Cymer, Inc.*                                            436,758
                                                                   -------------

Electronics - Miscellaneous Products (1.84%)
      33,280     Aeroflex, Inc.*                                         349,440
       6,320     Pemstar, Inc.*                                           92,777
      48,230     Universal Electronics, Inc.*                            868,140
                                                                   -------------
                                                                       1,310,357
                                                                   -------------

Electronics - Semiconductor Equipment (5.92%)
      14,250     Advanced Energy Industries, Inc.*                       588,097
      11,810     AXT, Inc.*                                              315,327
      17,070     Brooks Automation, Inc.*                                788,634
      17,560     FEI Co.*                                                719,960
      13,970     Lattice Semiconductor Corp.*                            340,868
      19,410     MKS Instruments, Inc.*                                  559,008
      12,270     Rudolph Technologies, Inc.*                             576,690
       7,980     Varian Semiconductor Equipment
                 Associates, Inc.*                                       335,160
                                                                   -------------
                                                                       4,223,744
                                                                   -------------

Electronics - Semiconductor Manufacturing (5.47%)
      33,730     Alpha Industries, Inc.*                                 996,721
      12,430     Centillium Communications, Inc.*                        307,518
       1,250     Cirrus Logic, Inc.*                                      31,562
      31,910     Cree, Inc.*                                             834,286
       7,780     Elantec Semiconductor, Inc.*                            262,886
      31,640     Intersil Holding Corp.*                               1,151,696
       9,100     Monolithic System Technology, Inc.*                     100,555
      20,330     OAK Technology, Inc.*                                   215,294
                                                                   -------------
                                                                       3,900,518
                                                                   -------------

Energy - Other (1.13%)
      27,160     Active Power,Inc.*                                      453,028
      15,280     FuelCell Energy,Inc.*                                   352,815
                                                                   -------------
                                                                         805,843
                                                                   -------------

Fiber Optic Components (1.21%)
      30,850     ONI Systems Corp.*                                      860,715
                                                                   -------------

Finance - Consumer/Commercial Loans (1.43%)
      19,660     Americredit Corp.*                                    1,021,337
                                                                   -------------

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (99.15%) - continued
Finance - Investment Management (1.15%)
      13,330     Affiliated Managers Group, Inc.*                  $     819,795
                                                                   -------------

Financial Services - Miscellaneous (3.19%)

      54,150     eFunds Corp.*                                         1,007,190

      18,940     Investors Financial Service Corp.                     1,268,980
                                                                   -------------
                                                                       2,276,170
                                                                   -------------

Internet - E*Commerce (1.67%)
      18,250     Getty Images, Inc.*                                     479,245
      64,430     NextCard, Inc.*                                         711,951
                                                                   -------------
                                                                       1,191,196
                                                                   -------------

Internet - Network Security/Solutions (3.18%)
      23,570     Ixia*                                                   447,830
       6,120     Netegrity, Inc.*                                        183,600
      27,820     PEC Solutions, Inc.*                                    614,822
      40,660     SonicWall, Inc.*                                      1,025,038
                                                                   -------------
                                                                       2,271,290
                                                                   -------------

Internet - Software (4.85%)
      29,780     Interwoven, Inc.*                                       503,282
      37,100     Quest Software, Inc.*                                 1,400,525
      26,800     Retek, Inc.*                                          1,284,792
      42,210     Support.com, Inc.*                                      272,254
                                                                   -------------
                                                                       3,460,853
                                                                   -------------

Media - Cable TV (1.30%)
      19,630     Insight Communications Co., Inc.*                       490,750
      24,880     Mediacom Communications Corp.*                          439,380
                                                                   -------------
                                                                         930,130
                                                                   -------------

Media - Radio/TV (1.55%)
      16,770     Hispanic Broadcasting Corp.*                            481,131
      28,480     Radio One, Inc. - Class D*                              627,984
                                                                   -------------
                                                                       1,109,115
                                                                   -------------

Medical - Biomedical/Genetics (12.41%)
      18,780     Arena Pharmaceuticals, Inc.*                            572,602
      52,700     Celgene Corp.*                                        1,520,395
      12,720     Cephalon, Inc.*                                         896,760
      16,850     COR Therapeutics, Inc.*                                 513,925
      26,190     Diversa Corp.*                                          532,704
      17,650     ICOS Corp.*                                           1,129,600
      11,250     IDEC Pharmaceuticals Corp.*                             761,512
       8,730     InterMune, Inc.*                                        310,962
      17,460     Invitrogen Corp.*                                     1,253,628
       9,100     Medimmune, Inc.*                                        429,520
      27,030     Regeneron Pharmaceuticals, Inc.*                        936,589
                                                                   -------------
                                                                       8,858,197
                                                                   -------------

Medical - Ethical Drugs (1.78%)
      20,160     First Horizon Pharmaceutical Corp.*                     647,136
      18,280     Pharmacyclics, Inc.*                                    619,692
                                                                   -------------
                                                                       1,266,828
                                                                   -------------

       Berger IPT - Small Company Growth Fund                                  7

       Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (99.15%) - continued

Medical - Instruments (3.36%)

         930     American Medical Systems
                 Holdings,Inc.*                                    $      14,275
      12,500     ESC Medical Systems,Inc.*                               360,625
      30,560     IDEXX Laboratories, Inc.*                               955,000
      33,900     Ventana Medical Systems, Inc.*                        1,067,850
                                                                   -------------
                                                                       2,397,750
                                                                   -------------

Medical/Dental/Services (0.86%)
      16,587     Accredo Health, Inc.*                                   616,870
                                                                   -------------

Medical/Dental - Supplies (0.37%)
      33,440     Align Technologies, Inc.*                               262,169
                                                                   -------------

Medical - Wholesale Drugs/Sundries (0.55%)
      13,820     Priority Healthcare Corp. - Class B*                    390,829
                                                                   -------------

Metal Products & Fabrication (1.16%)
      33,100     Maverick Tube Corp.*                                    561,045
       6,710     The Shaw Group, Inc.*                                   269,071
                                                                   -------------
                                                                         830,116
                                                                   -------------

Oil & Gas - Drilling (1.40%)
      12,860     Precision Drilling Corp.*                               401,746
      31,640     Pride International, Inc.*                              601,160
                                                                   -------------
                                                                       1,002,906
                                                                   -------------

Oil & Gas - Field Services (4.39%)
      69,940     Global Industries Ltd.*                                 872,151
      84,320     Key Energy Services, Inc.*                              914,028
      58,240     Stolt Offshore SA - ADR*                                713,440
      22,870     Veritas DGC, Inc.*                                      634,642
                                                                   -------------
                                                                       3,134,261
                                                                   -------------

Oil & Gas - Machinery & Equipment (0.81%)
      21,570     National-Oilwell, Inc.*                                 578,076
                                                                   -------------

Oil & Gas - U.S. Exploration & Production (0.30%)
      13,560     Unit Corp.*                                             214,926
                                                                   -------------

Retail - Apparel/Shoe (5.75%)
      19,895     American Eagle Outfitters, Inc.*                        701,099
      32,120     bebe stores, Inc.*                                      936,619
      21,120     Coach, Inc.*                                            803,616
      28,320     Galyan's Trading Co.*                                   577,728
      26,810     Pacific Sunwear of California, Inc.*                    601,348
      20,610     Vans, Inc.*                                             484,335
                                                                   -------------
                                                                       4,104,745
                                                                   -------------

Retail - Mail Order & Direct (0.51%)
       9,320     Williams-Sonoma, Inc.*                                  361,802
                                                                   -------------

Retail - Restaurants (1.24%)
       4,280     Krispy Kreme Doughnuts, Inc.*                           171,200
      18,890     P.F. Chang's China Bistro, Inc.*                        715,931
                                                                   -------------
                                                                         887,131
                                                                   -------------

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (99.15%) - continued
Retail - Super/Mini Markets (1.41%)
      37,160     Whole Foods Market, Inc.*                         $   1,007,036
                                                                   -------------

Telecommunications - Cellular (2.09%)
      14,520     AirGate PCS, Inc.*                                      755,040
      45,290     Alamosa Holdings, Inc.*                                 738,227
                                                                   -------------
                                                                       1,493,267
                                                                   -------------

Telecommunications - Equipment (2.94%)
      36,150     Sonus Networks, Inc.*                                   844,464
      53,640     Tollgrade Communications, Inc.*                       1,249,812
                                                                   -------------
                                                                       2,094,276
                                                                   -------------

Telecommunications - Services (1.14%)
      54,240     Allegiance Telecom, Inc.*                               813,058
                                                                   -------------

Transportation - Airlines (0.80%)
      19,040     Atlantic Coast Airlines Holdings, Inc.*                 571,009
                                                                   -------------
Total Common Stock
(Cost $61,271,273)                                                    70,752,142
                                                                   -------------

Preferred Stock - Convertible (0.22%)
Telecommunications - Equipment (0.22%)
      39,167     Cidera, Inc. - Series D*@X                              156,668
                                                                   -------------
Total Preferred Stock - Convertible
(Cost $342,691)                               156,668


Repurchase Agreement (2.27%)
  $1,618,000     State Street Repurchase Agreement,
                 3.88% dated June 29, 2001, to be
                 repurchased at $1,618,523 on
                 July 2, 2001, collateralized by
                 FNMA Agency Note, 6.25% -
                 November 20, 2001 with a value
                 of $1,650,545                                         1,618,000
                                                                   -------------
Total Repurchase Agreement
(Cost $1,618,000)                                                      1,618,000
                                                                   -------------
Total Investments (Cost $63,231,964) (101.64%)                        72,526,810
Total Other Assets, Less Liabilities (-1.64%)                         (1,171,873)
                                                                   -------------
Net Assets (100.00%)                                               $  71,354,937
                                                                   -------------

*Non-income producing security.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

X Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                          Date                          Fair          as a %
                        Acquired          Cost         Value       of Net Assets
                        --------        --------      --------     -------------
Cidera, Inc. -
 Preferred Stock        9/1/2000        $342,691      $156,668          0.22%

See notes to financial statements.

8

Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

Berger IPT-
Small Company
Growth Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)
                                                       -------------------------

Assets
Investments, at Cost                                                $ 63,231,964
                                                                    ------------

Investments, at value                                                $72,526,810(1)
Cash                                                                     531,028
Receivables
   Investment securities sold                                            903,883
   Fund shares sold                                                      103,072
   Interest                                                                  349
Investment held as collateral for securities loaned                   16,675,202
                                                                    ------------
        Total Assets                                                  90,740,344
                                                                    ------------

Liabilities
Payables
   Investment securities purchased                                     2,112,329
   Fund shares redeemed                                                  530,808
Collateral on securities loaned                                       16,675,202
Accrued investment advisory fees                                          49,833
Accrued custodian and accounting fees                                     11,088
Accrued transfer agent fees                                                2,580
Accrued audit fees                                                         3,567
                                                                    ------------
        Total Liabilities                                             19,385,407
                                                                    ------------
Net Assets Applicable to Shares Outstanding                         $ 71,354,937
                                                                    ------------

Components of Net Assets
Capital (par value and paid in surplus)                              $87,180,623
Accumulated net investment loss                                         (218,845)
Undistributed net realized loss on securities and foreign
  currency transactions                                              (24,901,687)

Net unrealized appreciation on securities and foreign
  currency transactions                                                9,294,846
                                                                    ------------

                                                                    $ 71,354,937
                                                                    ------------
Shares Outstanding (par value $0.01, unlimited shares authorized)      3,920,065
                                                                    ------------

Net Asset Value, Offering and Redemption Price Per Share            $      18.20
                                                                    ------------

(1) Includes securities on loan with market values totaling $16,094,903.

See notes to financial statements.

       Financial Statements and Notes                                          9

       Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                 For the Six Months Ended
                                                                                June 30, 2001 (Unaudited)
                                                                                -------------------------
Investment Income
   Dividends                                                                                 $      7,714
   Interest                                                                                        65,904
   Securities lending income                                                                       51,044
                                                                                             ------------
        Total Income                                                                              124,662
                                                                                             ------------

Expenses
   Investment advisory fees                                                                       298,593
   Accounting fees                                                                                  7,904
   Custodian fees                                                                                  16,731
   Transfer agent fees                                                                              5,129
   Registration fees                                                                                  619
   Audit fees                                                                                       8,150
   Legal fees                                                                                         741
   Trustees' fees and expenses                                                                      2,766
   Shareholder reporting fees                                                                       2,658
   Interest expense                                                                                 2,261
   Other expenses                                                                                     991
                                                                                             ------------
      Gross Expenses                                                                              346,543


      Less earnings credits                                                                        (3,036)
                                                                                             ------------
      Net Expenses                                                                                343,507
                                                                                             ------------
      Net Investment Loss                                                                        (218,845)
                                                                                             ------------

Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions
Net realized loss on securities and foreign currency transactions                             (20,161,964)
Net change in unrealized appreciation on securities and foreign currency transactions           6,617,919
                                                                                             ------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions              (13,544,045)
                                                                                             ------------

Net Decrease in Net Assets Resulting from Operations                                         $(13,762,890)
                                                                                             ------------

See notes to financial statements.

10

Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

Berger IPT-
Small Company
Growth Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Six Months Ended          Year Ended
                                                                                               June 30, 2001        December 31,
                                                                                                 (Unaudited)                2000
                                                                                            ----------------       -------------
From Operations
Net investment loss                                                                          $    (218,845)        $    (119,014)
Net realized loss on securities and foreign currency transactions                              (20,161,964)           (4,257,018)
Net change in unrealized appreciation on securities and foreign currency transactions            6,617,919           (11,179,370)
                                                                                             -------------         -------------
Net Decrease in Net Assets Resulting from Operations                                           (13,762,890)          (15,555,402)
                                                                                             -------------         -------------

From Dividends and Distributions to Shareholders
Distributions (in excess of net realized gains on investments)                                          --            (1,290,949)
                                                                                             -------------         -------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                             --            (1,290,949)
                                                                                             -------------         -------------

From Fund Share Transactions
Proceeds from shares sold                                                                       21,124,681           108,366,775
Net asset value of shares issued in reinvestment of dividends and distributions                         --             1,284,440
Payments for shares redeemed                                                                   (19,489,814)          (50,656,713)
                                                                                             -------------         -------------
Net Increase in Net Assets Derived from Fund Share Transactions                                  1,634,867            58,994,502
                                                                                             -------------         -------------
Net Increase (Decrease) in Net Assets                                                          (12,128,023)           42,148,151

Net Assets
Beginning of period                                                                             83,482,960            41,334,809
                                                                                             -------------         -------------
End of period                                                                                $  71,354,937         $  83,482,960
                                                                                             -------------         -------------
Undistributed net investment income                                                          $    (218,845)                   --
                                                                                             -------------         -------------

Transactions in Fund Shares
Shares sold                                                                                      1,171,148             4,082,734
Shares issued to shareholders in reinvestment of dividends and distributions                            --                62,321
Shares redeemed                                                                                 (1,113,665)           (2,040,396)
                                                                                             -------------         -------------
Net Increase in Shares                                                                              57,483             2,104,659
Shares outstanding, beginning of period                                                          3,862,582             1,757,923
                                                                                             -------------         -------------
Shares outstanding, end of period                                                                3,920,065             3,862,582
                                                                                             -------------         -------------

See notes to financial statements.

       Financial Statements and Notes                                         11

       Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

Notes to Financial
Statements
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Organization

Berger IPT-Small Company Growth Fund (the "Fund") is a series of the Berger Institutional Products Trust (the "Trust"), a Delaware business trust, established on October 17, 1995. The Trust is organized as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund, Berger IPT-Growth Fund (formerly Berger IPT-100 Fund), Berger IPT-Large Cap Growth Fund (formerly Berger IPT-Growth and Income Fund), Berger IPT-New Generation Fund and Berger IPT-International Fund (formerly Berger/BIAM IPT-International Fund) (collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Fund's net asset value are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Calculation of Net Asset Value

The Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Federal Income Tax Status

It is the Fund's policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income
Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes

12

Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

Notes to Financial
Statements
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Common Expenses

Certain expenses, which are are not directly allocable to a specific Fund of the Trust, are allocated to the Fund on the basis of relative net assets.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

Berger serves as the investment advisor to the Fund. As compensation for its services to the Fund, Berger receives an investment advisory fee according to the following annual rates of average daily net assets: .85% of the first $500 million; .80% of the next $500 million; and .75% over $1 billion. Such fee is accrued daily and paid monthly. Berger has agreed to waive its advisory fee and reimburse expenses to the Fund to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.15% of the average daily net assets of the Fund.

The Fund has entered into an administrative services agreement with Berger. Berger currently provides these administrative services to the Fund at no cost.

The Trust, on behalf of the Fund, has entered into a recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"), which also serves as the Fund's custodian. The recordkeeping and pricing agreement provides for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Fund, based on the cash balances of the Fund held by State Street as custodian.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services by the Funds. Such fees are allocated among the entire Berger Funds complex. For the period ended June 30, 2001, such trustees' fees and expenses totaled $2,766 for the Fund.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) were $62,579,359 and $56,440,371, respectively, for the period ended June 30, 2001.

There were no purchases or sales of long-term U.S. government securities during the year.

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities

At June 30, 2001, the federal tax cost of securities and composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                              Gross               Gross                      Net
       Federal           Unrealized          Unrealized            Appreciation/
      Tax Cost         Appreciation        Depreciation           (Depreciation)
      --------         ------------        ------------           --------------
   $64,459,680          $13,219,493        $(5,152,363)               $8,067,130

Securities Lending

Under an agreement with State Street, the Fund has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

Repurchase Agreements

Repurchase agreements held by the Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or

       Financial Statements and Notes                                         13

       Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

Federal Income Taxes

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency transactions, amortization of premium, and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

During the year ended December 31, 2000, the Fund has incurred and elected to defer post-October 31 net capital and/or currency losses of $2,407,190 to the year ended December 31, 2001.

4. Line of Credit

The Fund is party to an ongoing agreement with State Street that allows funds managed by Berger, collectively, to borrow up to $100 million for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. The Fund had no line of credit borrowings outstanding at June 30, 2001.

5. Other Matters

Effective March 1, 2001, the independent trustees appointed Albert C. Yates trustee of the Trust. Also effective March 1, 2001, Louis R. Bindner retired as a trustee of the Trust. The current trustees of the Funds are Michael Owen, Jack
R. Thompson, Dennis E. Baldwin, Katherine A. Cattanach, Paul R. Knapp, Harry T. Lewis, Jr., William Sinclaire and Albert C. Yates.

14

Berger IPT - Small Company Growth Fund o June 30, 2001 Semi-Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger IPT-Small Company Growth Fund
For a Share Outstanding Throughout the Period

                                            Six Months Ended                       Years Ended December 31,
                                              June 30, 2001     ----------------------------------------------------------------
                                              (Unaudited)          2000            1999          1998        1997        1996(1)
                                            ----------------    -----------    -----------   ----------   ----------    --------
Net asset value, beginning of period           $     21.61      $     23.51    $     12.28   $    12.06   $     9.95    $  10.00
                                               -----------      -----------    -----------   ----------   ----------    --------
From investment operations
 Net investment income                               (0.06)              --             --           --         0.00(5)     0.01
 Net realized and unrealized gains (losses)
  from investments and foreign currency
  transactions                                       (3.35)           (1.56)         11.23         0.23         2.11       (0.06)
                                               -----------      -----------    -----------   ----------   ----------    --------
Total from investment operations                     (3.41)           (1.56)         11.23         0.23         2.11       (0.05)
                                               -----------      -----------    -----------   ----------   ----------    --------
Less dividends and distributions
 Dividends (in excess of net investment
  income)                                               --               --             --        (0.01)          --          --
 Distributions (in excess of net realized
  gains on investments)                                 --            (0.34)            --           --           --          --
                                               -----------      -----------    -----------   ----------   ----------    --------
Total dividends and distributions                       --            (0.34)            --        (0.01)          --          --
                                               -----------      -----------    -----------   ----------   ----------    --------
Net asset value, end of period                 $     18.20      $     21.61    $     23.51   $    12.28   $    12.06    $   9.95
                                               -----------      -----------    -----------   ----------   ----------    --------
Total Return(2)                                     (15.87)%          (6.55)%        91.45%        1.87%       21.21%      (0.50)%
                                               -----------      -----------    -----------   ----------   ----------    --------

Ratios/Supplemental Data:
 Net assets, end of period                     $71,354,937      $83,482,960    $41,334,809   $9,858,303   $2,719,559    $291,362
 Net expense ratio to average net assets(3)           0.99%(4)         0.98%          1.15%        1.15%        1.15%       1.15%(4)
 Ratio of net investment income (loss)
  to average net assets                              (0.63)%(4)       (0.16)%        (0.56)%      (0.11)%       0.05%       0.14%(4)
 Gross expense ratio to average net assets            0.99%(4)         0.98%          1.53%        2.19%        5.81%       8.57%(4)
 Portfolio turnover rate(2)                             82%             111%           179%         147%         194%         80%

(1) For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.

(5) Amount represents less than $0.01 per share.

See notes to financial statements.

[BERGER FUNDS LOGO]






                                                                        IPTSCGSA